Exhibit 10.1

EXECUTION VERSION

amendment TO

NOTE PURCHASE AGREEMENT AND Note issuance agreement

AND waiver TO Note Purchase Agreement and registration rights agreement

This AMENDMENT TO NOTE PURCHASE AGREEMENT AND NOTE ISSUANCE AGREEMENT AND WAIVER TO NOTE PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of February 9, 2022 (the “Effective Date”), is made by and among Appgate Cybersecurity, Inc. (f/k/a Cyxtera Cybersecurity, Inc. d/b/a AppGate), a Delaware corporation (the “Issuer”), Appgate, Inc. (f/k/a Newtown Lane Marketing, Incorporated), a Delaware corporation (the “Company”), the holders of Notes (as defined below) listed on the signature pages hereto under the caption “Noteholders” (the “Noteholders”), and Magnetar Financial LLC, Delaware limited liability company, as representative of the Noteholders (the “Representative”).

W I T N E S S E T H:

WHEREAS, previously the Issuer and the Noteholders entered into that certain Note Purchase Agreement, dated as of February 8, 2021 (the “Note Purchase Agreement”), pursuant to which the Issuer agreed to sell to the Noteholders, and the Noteholders agreed to purchase from the Issuer, the Issuer’s Convertible Senior Notes due 2024 (the “Notes”), in an aggregate amount of (i) $50,000,000 upon entry into the Note Purchase Agreement (the “First Closing”), (ii) $25,000,000 upon the closing of the transaction described in the Merger Agreement (as defined in the Note Purchase Agreement) (the “Second Closing”), and (iii) at the option of the Noteholders, in one or more transactions to occur on or prior to February 8, 2022, up to $25,000,000 (the “Optional Closing”);

WHEREAS, concurrently upon entry into the Note Purchase Agreement, (i) the Issuer and the Representative entered into that certain Note Issuance Agreement, dated February 8, 2021 (the “Note Issuance Agreement”), governing the issuance and terms of the Notes, and (ii) the Issuer and the Noteholders entered into that certain Registration Rights Agreement, dated February 8, 2021 (the “Registration Rights Agreement”), pursuant to which the Issuer agreed to file, within 90 days after the consummation of a Public Company Event (as defined in the Note Issuance Agreement), the Initial Registration Statement (as defined in the Registration Rights Agreement);

WHEREAS, on February 9, 2021, the First Closing was consummated;

WHEREAS, on October 12, 2021, the Second Closing was consummated and, in connection with the closing of the transaction described in the Merger Agreement (which transaction constituted a Public Company Event), the Company entered into a supplemental agreement (the “Supplemental Agreement”) with the Issuer and the Representative, pursuant to which the Company, among other things, unconditionally guaranteed all of the Issuer’s Obligations (as defined in the Note Issuance Agreement) and assumed all of the Issuer’s Conversion Obligations and Change of Control Conversion Obligations (each as defined in the Note Issuance Agreement) under the Note Issuance Agreement and the Notes;

WHEREAS, the Company intends to undertake a registered offering of equity securities in an aggregate amount of no less than $40,000,000 in connection with its anticipated listing of its common stock on a national securities exchange (the “Offering”);

WHEREAS, the Company and the Issuer have requested that the Noteholders and the Representative make certain amendments to the Note Issuance Agreement and Note Purchase Agreement and waive certain conditions under the Note Purchase Agreement and the Registration Rights Agreement, as set forth herein; and

WHEREAS, the Noteholders and the Representative are willing to effect such amendments and waivers on the terms and conditions contained in this Amendment.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note Issuance Agreement prior to giving effect to the Amendments (as defined below).

Section 2. Amendments.

2.1 Note Issuance Agreement Amendments. As of the Effective Date, the Note Issuance Agreement is hereby amended in the manner specified in Annex A attached hereto (the “Note Issuance Agreement Amendments”).

2.2 Note Purchase Agreement Amendments. As of the Effective Date, the Note Purchase Agreement is hereby amended in the manner specified in Annex B attached hereto (the “Note Purchase Agreement Amendments”).

Section 3. Waiver. Each Noteholder hereby agrees that (a) it waives its rights under (i) Sections 2.1 through 2.4 of the Registration Rights Agreement (including, for the avoidance of doubt, those set forth in Section 2.1 of the Registration Rights Agreement with respect to the Company’s obligation to file the Initial Registration Statement) and (ii) Section 3.5 of the Note Purchase Agreement (which rights shall be extended), in each case, until the earlier of (x) seventy-five (75) days after the Company closes the Offering and (y) October 31, 2022 (such earlier date, the “Extension Date”), provided, that, in the event the Lock-Up (as defined below) prohibits the Representative, the Noteholders and/or any of their affiliates from requesting or otherwise causing the filing of any registration statement to register any shares of the Company’s common stock underlying the Noteholder’s Notes prior to such Extension Date, the “Extension Date” shall be extended until ten (10) business days from the expiration of such restriction, and (b) notwithstanding any provision in the Registration Rights Agreement to the contrary, all time periods set forth in Section 2.1(a) of the Registration Rights Agreement related to the effectiveness of the Initial Registration Statement shall commence on the Extension Date.

Section 4. [Intentionally Omitted.]

Section 5. Lock-Up. Each Noteholder hereby agrees that it will execute a customary lock-up agreement in connection with the Offering (the “Lock-Up”); provided that any lock-up period contained therein and applicable to such Noteholder will expire no later than the date that is two months prior to the expiration of any lock-up period to which the Company’s directors and executive officers are subject in connection with the Offering.

Section 6. Reaffirmation of Obligations. Each of the Company and the Issuer hereby confirms and ratifies all of its obligations under the Note Issuance Agreement and the other Agreement Documents to which it is a party and the enforceability of such obligations against it in accordance with their respective terms.

Section 7. Miscellaneous.

7.1 Effect of Agreement. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Noteholder or the Representative under any Agreement Document, or constitute a waiver of any provision of any Agreement Document, except as expressly set forth herein.

7.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by electronic mail (including “pdf” or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method) shall be as effective as delivery of a manually executed counterpart to this Amendment.

7.3 Agreement Documents. This Amendment shall constitute an Agreement Document.

7.4 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

7.5 Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

7.6 Entire Agreement. This Amendment (together with the Note Purchase Agreement, the Note Issuance Agreement, the Registration Rights Agreement and the other Agreement Documents) embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such parties, verbal or written, relating to the subject matter hereof.

7.7 References. All references in any of the Agreement Documents to the “Note Issuance Agreement” or the “Note Purchase Agreement” shall mean the Note Issuance Agreement or the Note Purchase Agreement, respectively, as amended hereby unless the context shall otherwise require.

7.8 Governing Law; Jurisdiction and Process; WAIVER OF JURY TRIAL. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AMENDMENT.

[signature pages follow]

The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

COMPANY:

APPGATE, INC.

By:	/s/ Rene A. Rodriguez
Name:	Rene A. Rodriguez
Title:	CFO

ISSUER:

APPGATE CYBERSECURITY, INC.

By:	/s/ Rene A. Rodriguez
Name:	Rene A. Rodriguez
Title:	CFO

[Signature Page to Amendment to Note Purchase Agreement and Note Issuance Agreement and
Waiver to Note Purchase Agreement and Registration Rights Agreement]

NOTEHOLDERS:

MAGNETAR CONSTELLATION MASTER FUND, LTD.

By:	Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

MAGNETAR CONSTELLATION FUND II, LTD

By:	Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

MAGNETAR XING HE MASTER FUND LTD

By:	Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

MAGNETAR SC FUND LTD

By:	Magnetar Financial LLC, its investment advisor

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

[Signature Page to Amendment to Note Purchase Agreement and Note Issuance Agreement and
Waiver to Note Purchase Agreement and Registration Rights Agreement]

PURPOSE ALTERNATIVE CREDIT FUND – T LLC

By:	Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

PURPOSE ALTERNATIVE CREDIT FUND – F LLC

By:	Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

MAGNETAR STRUCTURED CREDIT FUND, LP

By:	Magnetar Financial LLC, its general partner

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

MAGNETAR LONGHORN FUND LP

By:	Magnetar Financial LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

[Signature Page to Amendment to Note Purchase Agreement and Note Issuance Agreement and
Waiver to Note Purchase Agreement and Registration Rights Agreement]

MAGNETAR LAKE CREDIT FUND LLC

By:	Magnetar Financial LLC, its manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

[Signature Page to Amendment to Note Purchase Agreement and Note Issuance Agreement and
Waiver to Note Purchase Agreement and Registration Rights Agreement]

REPRESENTATIVE:

MAGNETAR FINANCIAL LLC

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

[Signature Page to Amendment to Note Purchase Agreement and Note Issuance Agreement and
Waiver to Note Purchase Agreement and Registration Rights Agreement]

Annex A

Note Issuance Agreement Amendments

1. Section 1.01 (Definitions). Section 1.01 of the Note Issuance Agreement is amended as follows:

a.	Clauses (k) and (l) of the definition of “Permitted Indebtedness” are hereby amended and restated in their entirety and a new clause (m) is added to the definition of “Permitted Indebtedness” as follows:

“(k) Indebtedness represented by the Second Tranche Notes and the Guarantees of the Second Tranche Notes;

(l) working capital lines of the Company and its Subsidiaries in an amount not to exceed $5,000,000 in the aggregate at any one time outstanding; and

(m) Subordinated Indebtedness, which, notwithstanding Section 4.18 of this Agreement or any other provision herein to the contrary, may be issuable or payable to an Affiliate of the Company, of a Guarantor or of a Restricted Subsidiary; provided, that, if such Subordinated Indebtedness is issuable or payable to an Affiliate of the Company, of a Guarantor or of a Restricted Subsidiary, it be on commercially reasonable terms that are no less favorable to the Company, such Guarantor or such Restricted Subsidiary than would be obtained at the time in a comparable, arm’s length transaction with a non-affiliated Person.”

b.	The following definition of “Subordinated Indebtedness” is added in its proper alphabetical order:

““Subordinated Indebtedness” means, with respect to the Obligations, any unsecured Indebtedness of the Company, any Guarantor (including, for the avoidance of doubt, any Acquiring Person that becomes a Guarantor) or any Restricted Subsidiary which is contractually subordinated to the Obligations subject to a subordination agreement in substantially the form attached hereto as Exhibit D.”

2. Exhibits. The Note Issuance Agreement is amended by (i) adding the phrase “Exhibit D – Form of Subordination Agreement………D-1” to the list of Exhibits in the table of contents to the Note Issuance Agreement in its proper order and (ii) adding a new Exhibit D (Form of Subordination Agreement) to the Exhibits attached to the Note Issuance Agreement in its proper order to read as set forth in Exhibit D attached to this Amendment.

Annex B

Note Purchase Agreement Amendments

1. Section 3.2 (Subsequent Closings). Clause (b) of Section 3.2 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“In addition, Magnetar Financial LLC and its affiliates (“Magnetar”) shall, solely with the prior written consent of the Company, have the right to purchase additional Notes, in one or more transactions, and the Company shall issue and sell such additional Notes to Magnetar, in return for Consideration in the aggregate amount of up to $25,000,000, such right to be exercisable by Magnetar, solely with the prior written consent of the Company, until the Extension Date (as such term is defined in the Amendment to this Agreement dated February 9, 2022) (each, an “Optional Closing”, and together with the Second Closing, a “Subsequent Closing”); provided that the aggregate amount of Consideration paid to the Company in exchange for such additional Notes at the Optional Closing(s), together with the Notes issued at the Initial Closing and the Second Closing, does not exceed $100,000,000. Any subsequent purchasers of Notes at an Optional Closing shall become a party to, and shall be entitled to receive, Notes in accordance with this Agreement. Each Optional Closing shall take place at such locations and at such times as shall be mutually agreed upon orally or in writing by the Company and such purchasers of additional Notes. The date of the Initial Closing, the Second Closing and any Subsequent Closing (each, a “Closing”) are each referred to herein as a “Closing Date.””

Exhibit D

Form of Subordination Agreement

[Attached.]

SUBORDINATION AGREEMENT

This Subordination Agreement, made as of _________, 20___ (this “Agreement”), is among the Persons designated as subordinated creditors on Schedule 1 attached hereto (each individually a “Subordinated Creditor” and collectively the “Subordinated Creditors”), the Persons set forth on Schedule 2 attached hereto (the “Senior Creditors”), Magnetar Financial LLC, as representative of the Senior Creditors (the “Representative”), and Appgate Cybersecurity, Inc. (f/k/a Cyxtera Cybersecurity, Inc. d/b/a AppGate), a Delaware corporation (the “Borrower”). Capitalized terms used in this Agreement and not otherwise defined have the meanings assigned to such terms in the Note Issuance Agreement (as defined below).

PRELIMINARY STATEMENTS:

A. Each Subordinated Creditor has extended credit to Borrower under the terms of certain loan documents described on Exhibit I attached hereto (collectively, the “Subordinated Debt Documentation”).

B. The whole or part of any amounts which may now or in the future be owing by the Borrower or any successor or assignee of the Borrower, including, without limitation, a receiver or debtor in possession (the term “Borrower” in this Agreement includes any such successor or assign of the Borrower) to the Subordinated Creditors under the Subordinated Debt Documentation (whether such amounts represent principal or interest or obligations which are due or not due, direct or indirect, absolute or contingent or guaranteed) are referred to in this Agreement as the “Subordinated Debt.”

C. In connection with the Note Issuance Agreement, dated as of February 8, 2021 (as such agreement may be further amended, restated, supplemented or otherwise modified, the “Note Issuance Agreement”), between the Borrower and the Representative, and the Notes issued thereunder, the Borrower is indebted to the Senior Creditors in the principal amount of up to $100,000,000.

D. The execution and delivery of this Agreement is a requirement under the Note Issuance Agreement.

AGREEMENT:

In consideration of the foregoing and the mutual agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each of the Subordinated Creditors, the Senior Creditors, the Representative and the Borrower agree as follows:

1. Agreement to Subordinate.

(a) Each of the Subordinated Creditors and the Borrower agree that the payment and performance of the Subordinated Debt is subordinate, to the extent and in the manner set forth in this Agreement, in right of payment to the prior payment in full of all obligations and indebtedness of the Borrower to the Senior Creditors, whether secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, whether now existing or hereafter arising under the Note Issuance Agreement or the other Agreement Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, together with all extensions, renewals, modifications, supplementations or amendments thereof or any part thereof (all such obligations and indebtedness being the “Senior Obligations”).

(b) For the purposes of this Agreement, the Senior Obligations are not deemed to have been paid in full until the Senior Creditors have received irrevocable payment of the Senior Obligations in cash (other than any indemnification obligations which are not due and payable but which by their terms shall survive the termination of the Agreement Documents (the “surviving obligations”)).

2. Subordination of Liens. Notwithstanding any understanding between the Subordinated Creditors and the Borrower, the order or time of creation, acquisition, attachment, or the order, time, or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest or lien on and against any of the assets and/or property of the Borrower (the “Collateral”), each of the Subordinated Creditors agree that any lien or security interest now or hereafter existing in and to the Collateral in favor of any of the Subordinated Creditors shall be and at all times remain subject and subordinate in all respects to any lien or security interest which may now or hereafter at any time or from time to time be granted to the Senior Creditors on or in any or all of the Collateral as security for the Senior Obligations.

3. Limitation on Liens. Each of the Subordinated Creditors agree that without the prior written consent of the Senior Creditors (i) none of the Subordinated Creditors will obtain as security for the Subordinated Debt any lien or security interest on any assets or properties of the Borrower, and (ii) any lien or security interest that any of the Subordinated Creditors at any time obtains on any assets or properties of the Borrower will only secure the Subordinated Debt and the costs of collecting or enforcing the Subordinated Debt.

4. Restrictions on Foreclosure, etc. None of the Subordinated Creditors shall foreclose on or otherwise realize upon the Collateral, nor exercise any rights of a secured party or lien creditor or any other rights with respect to the Collateral, nor assert any claims with respect to the Collateral, nor take any action directly or indirectly with respect to the Collateral that would interfere in any manner with the Senior Creditors’ rights with respect to the Collateral, in each case unless and until all of the Senior Obligations (other than the surviving obligations) shall be paid and satisfied in full in immediately available funds.

5. Restrictions on Payment of the Subordinated Debt. Provided no Event of Default (as defined in the Note Issuance Agreement) shall have occurred and be continuing (or no Event of Default will occur as a result of any such payments), the Borrower may make regularly scheduled payments (whether of interest, principal, cost, expenses or related obligations), but not voluntary prepayments thereof without the prior written consent of the Senior Creditor on the Subordinated Debt pursuant to the Subordinated Debt Documentation. In the event an Event of Default under the Note Issuance Agreement shall have occurred and be continuing, then no payment in respect to the Subordinated Debt shall be made unless such Event of Default shall be cured or waived under the terms of the Note Issuance Agreement. Except as provided in this Section 5, no payments may be made on the Subordinated Debt.

6. In Furtherance of Subordination.

(a) Upon any distribution of all or any of the assets of the Borrower to creditors of the Borrower upon the dissolution, winding up, liquidation, arrangement or reorganization of the Borrower, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Debt will be paid or delivered directly to the Senior Creditors for application (in the case of cash) to or as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Obligations until the Senior Obligations have been paid in full (other than the surviving obligations) before any payment is made on account of the Subordinated Debt.

(b) If any proceeding referred to in Section 6(a) is commenced by or against the Borrower:

(i) subject to Section 6(c), each of the Subordinated Creditors will duly and promptly take such reasonable actions as the Senior Creditors may request (A) to collect the Subordinated Debt for the respective accounts of the Senior Creditors and to file and prove appropriate claims or proofs of claim in respect of the Subordinated Debt; (B) to execute and deliver to the Senior Creditors such powers of attorney, assignments or other instruments as it may reasonably request in order to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt; and

(ii) each Senior Creditor is irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditors or otherwise), but has no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 6(a) and give acquittance therefor and to file claims and proofs of claim and take such other action as it may deem reasonably necessary or advisable for the exercise or enforcement of any of the rights or interests of such Senior Creditor under this Agreement. Notwithstanding the foregoing, the Senior Creditors shall file claims in respect of the Subordinated Debt on behalf of the Subordinated Creditors only if the Subordinated Creditors do not do so prior to twenty days before the expiration of the time to file claims in such proceedings.

(c) All payments or distributions upon or with respect to the Subordinated Debt which are received by any of the Subordinated Creditors contrary to the provisions of this Agreement (whether Subordinated Creditor knows at the time such payments or distributions are contrary to the terms of this Agreement) are received in trust for the benefit of the Senior Creditors, will be segregated from other funds and property held by the Subordinated Creditors and will be immediately paid over to the Senior Creditors in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Obligations in accordance with the terms of the Note Issuance Agreement and shall be immediately paid over or delivered to the Senior Creditors (in the same form as received, with any necessary endorsements) until the full repayment of the Senior Obligations (other than the surviving obligations); provided, that, any excess amounts turned over to the Senior Creditors pursuant to the foregoing shall be returned to the Subordinated Creditor.

(d) Each Senior Creditor is authorized to demand specific performance of this Agreement, whether or not the Borrower has complied with any of the provisions of this Agreement applicable to it, at any time when any Subordinated Creditor has failed to comply with any provision of this Agreement applicable to the Subordinated Creditors.

(e) Each of the Subordinated Creditors consents and agrees that none of the Representative or any Senior Creditor is under any obligation to marshal any collateral or any other assets of the Borrower or any other Person in favor of either of the Subordinated Creditors or otherwise in connection with obtaining payment of any or all of the Senior Obligations from any Person or source and hereby waives any right that it may now or in the future have to the fullest extent permitted by applicable law to any such marshalling of assets or similar relief.

7. No Commencement of Any Proceeding; Permitted Actions. Each of the Subordinated Creditors agrees that, so long as any of the Senior Obligations (other than the surviving obligations) have not been paid in full (a) it will not commence, or join with any creditor other than the Senior Creditors in commencing, any proceeding referred to in Section 6(a) or take any other action, judicial or otherwise, to enforce the Subordinated Debt (other than the filing proofs of claim under Section 6(b)(ii)), (b) it will refrain from exercising any and all remedies available to it under the Subordinated Debt Documentation and any and all remedies otherwise permitted by applicable law upon a default under any Subordinated Debt and (c) it will not be granted any lien or security interest in any property of the Borrower; provided, that (unless such action has been stayed by any bankruptcy, insolvency, liquidation or similar proceeding) the Subordinated Creditors may commence such actions or otherwise exercise any or all such rights or remedies in respect of the Subordinated Debt after the earlier to occur of (i) (A) ten days after the date on which the Senior Obligations are paid in full or (B) 20 days after (x) the Senior Obligations are accelerated or (y) the commencement of any proceeding referred to in Section 6(a), and (ii) 180 days after the date on which the Senior Creditors received notice that such acceleration has occurred due to the occurrence and continuation of an event of default (under and as defined in the Subordinated Debt Documentation) (the “Standstill Period”), unless prior to the expiration of such Standstill Period the Senior Creditors shall have commenced exercising their rights and remedies with respect to all or any material portion of the Collateral. Notwithstanding anything herein to the contrary, in the event an event of default occurs with respect to any Subordinated Debt, the Subordinated Creditor may accelerate the maturity of its Subordinated Debt and charge default interest as provided in the Subordinated Debt Documentation, but no Subordinated Creditor may take any action to attempt to satisfy such Subordinated Debt in contravention of this Agreement.

8. [Intentionally omitted].

9. Rights of Subrogation. Each of the Subordinated Creditors agree that no payment or distribution to any Senior Creditor under the provisions of this Agreement entitle any of the Subordinated Creditors to exercise any rights of subrogation in respect of such payments or distributions until the Senior Obligations have been paid in full (other than the surviving obligations).

10. Further Assurances. Each of the Subordinated Creditors and the Borrower will, at the Borrower’s expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that any Senior Creditor may reasonably request, in order to protect any right or interest granted or purported to be granted by this Agreement or to enable such Senior Creditor to exercise and enforce its rights and remedies under this Agreement.

11. No Change in or Disposition of Subordinated Debt. Each of the Subordinated Creditors may assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt to any other person or entity (each, an “Assignee”), provided that the Assignee expressly agrees that its rights in the Subordinated Debt are subject to the terms of this Agreement and acknowledges and agrees in writing to be bound by the terms of this Agreement.

12. Administration of Collateral, etc. The Senior Creditors shall have complete and sole discretion in, and shall not be liable to any of the Subordinated Creditors for, determining how, when and in what manner the Senior Creditors administer the Senior Obligations or foreclose or otherwise realize upon the Collateral or exercise any rights or remedies of a secured party or lien creditor or any other rights with respect to the Collateral or otherwise takes any action with respect thereto. Without in any way limiting the foregoing, each of the Subordinated Creditors specifically acknowledges and agrees that each Senior Creditor may take such action as it deems appropriate to enforce the Senior Obligations and its lien on and security interest, if any, in the Collateral, whether or not such action is beneficial to any of the Subordinated Creditors’ interest. Also without in any way limiting the foregoing, each Subordinated Creditor for itself and for all who may claim through or under it, hereby expressly waives and releases any and all rights to have the Collateral or any part thereof marshaled upon any foreclosure, sale or other realization thereon by any Senior Creditor. In order for a Senior Creditor to enforce its rights in the Collateral, there shall be no obligation on the part of such Senior Creditor, at any time, to resort for payment of the Senior Obligations to any obligor thereon or any guarantor thereof, or to any other Person, such Person’s properties or estates, or to resort to any other rights or remedies whatsoever, and such Senior Creditor shall have the right to foreclose or otherwise realize upon the Collateral upon which it has a security interest irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

13. Delivery of Proceeds of Collateral. So long as the Senior Obligations are outstanding, each of the Subordinated Creditors will without demand or request being made upon it deliver any parts or proceeds of the Collateral (other than payments permitted under Section 5) which shall come into its possession, control or custody, as follows:

(a) First, to the Senior Creditors for application in reduction of the Senior Obligations then outstanding in accordance with the terms of the Note Issuance Agreement, whether or not then due and payable;

(b) Second, to the payment of all principal of and interest on the Subordinated Debt and all costs of collecting or enforcing the same; and

(c) Third, any surplus remaining thereafter shall be remitted to the Borrower, or to such other Person as may be lawfully entitled thereto.

14. Agreement Not to Contest. None of the Subordinated Creditors shall contest the validity, perfection, priority or enforceability of any security interest or lien, if any, granted to any Senior Creditor by the Borrower under the Note Issuance Agreement and the other Agreement Documents.

15. Release of Collateral. Each of the Subordinated Creditors agree that in the event a Senior Creditor shall come into the possession, custody and control of any property or assets of the Borrower as the result of any security interest granted to secure the Senior Obligations, such Senior Creditor may, to the extent such Senior Creditor does not apply the same to the payment or partial payment of the Senior Obligations, release the same to or upon the order of the Borrower, without notice, or accounting for the same, to any of the Subordinated Creditors or any other person, firm or corporation whomsoever, it being specifically understood and agreed that any property so released shall remain subject to all claims of the Subordinated Creditors and the Senior Creditors thereto in accordance herewith. Without limiting the foregoing, each of the Subordinated Creditors acknowledge and agree that any Senior Creditor in the course of administering credit extensions to the Borrower may from time to time in its discretion release proceeds of the Collateral in which such Senior Creditor has a security interest to the Borrower or otherwise deal with the Collateral in which such Senior Creditor has a security interest, without any notice or accounting to any of the Subordinated Creditors whatsoever.

16. [Reserved].

17. Agreements by the Borrower. The Borrower agrees that it will not make any payment of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

18. Obligations under this Agreement Not Affected.

(a) All rights and interests of the Senior Creditors under this Agreement, and all agreements and obligations of each of the Subordinated Creditors and the Borrower under this Agreement, remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of the Note Issuance Agreement or the other Agreement Documents;

(ii) any increase or decrease in the amount of the Senior Obligations or the commitments therefor, any increase or decrease in the interest rates applicable to the Senior Obligations, any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to or departure from the Note Issuance Agreement or the other Agreement Documents;

(iii) any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Senior Obligations; or

(iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Senior Obligations or either of the Subordinated Creditors in respect of this Agreement.

(b) To the extent that the Borrower or any guarantor of or provider of collateral for the Senior Obligations makes any payment on the Senior Obligations that is subsequently invalidated, declared to be a fraudulent or preferential transfer, conveyance or set aside or is required to be repaid to the Borrower as a debtor in possession, a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a “Voided Payment”), then to the extent of such Voided Payment, that portion of the Senior Obligations that had been previously satisfied by such Voided Payment will be revived and continue in full force and effect as if such Voided Payment had never been made. If a Voided Payment is recovered from a Senior Creditor, an Event of Default is deemed to have existed and to be continuing under the Note Issuance Agreement from the date of such Senior Creditor’s initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to such Senior Creditor. During any continuance of any such Event of Default, this Agreement remains in full force and effect with respect to the Subordinated Debt. To the extent that either of Subordinated Creditors have received any payments with respect to the Subordinated Debt subsequent to the date of a Senior Creditor’s initial receipt of such Voided Payment and such payments have not been invalidated, declared to be a fraudulent or preferential transfer, conveyance or set aside or are required to be repaid to the Borrower as a debtor in possession, a trustee, receiver, or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause, each of the Subordinated Creditors will be obligated and agree that any such payment so made or received will be deemed to have been received in trust for the benefit of such Senior Creditor and each of the Subordinated Creditors agrees to pay to such Senior Creditor upon demand, the amount so received by either of the Subordinated Creditors during such period of time to the extent necessary fully to restore to such Senior Creditor the amount of such Voided Payment.

(c) Except as specifically described in this Agreement, nothing contained in this Agreement or in any instrument evidencing any Subordinated Debt is intended to or impairs, as between the Borrower, its creditors other than the Senior Creditors and the Subordinated Creditors, the obligations of the Borrower, which are absolute and unconditional, to pay to each of the Subordinated Creditors the Subordinated Debt as and when it becomes due and payable in accordance with its terms, subject, however, to the terms of this Agreement. Except as specifically described in this Agreement, nothing contained in this Agreement or in any instrument evidencing any Subordinated Debt is intended to or affects the relative rights of any of the Subordinated Creditors and creditors of the Borrower other than the Senior Creditors. As between the Borrower, its creditors other than the Senior Creditors and each of the Subordinated Creditors, no payments or distributions otherwise payable or deliverable in respect of the Subordinated Debt, which are paid or delivered to the Senior Creditors under this Agreement, are deemed to be a payment by the Borrower on account of the Subordinated Debt.

19. Information Concerning Financial Condition of the Borrower. Each of the Subordinated Creditors assume responsibility for keeping itself informed of the financial condition of the Borrower and of all other circumstances bearing upon the risk of nonpayment of the Subordinated Debt or any part of the Subordinated Debt. Each of the Subordinated Creditors agree that no Senior Creditor has any duty to advise it of information known to such Senior Creditor regarding such condition or any such circumstance. In the event that a Senior Creditor in its sole discretion undertakes at any time or from time to time to provide any such information to the Subordinated Creditors, such Senior Creditor is under no obligation (a) to undertake any investigation, (b) to disclose any information which it wishes to maintain confidential, or (c) to make any other or future disclosures of such information or any other information to either of the Subordinated Creditors.

20. Subordinated Creditors’ Waivers.

(a) Each of the Subordinated Creditors and the Borrower expressly waive all notice of the acceptance by the Senior Creditors of the subordination and other provisions of this Agreement and all other notices not specifically required under the terms of this Agreement whatsoever, and each of the Subordinated Creditors and the Borrower expressly consent to reliance by the Senior Creditors upon the subordination and other agreements as provided in this Agreement.

(b) Each of the Subordinated Creditors agrees that each Senior Creditor:

(i) has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Note Issuance Agreement or the other Agreement Documents or the collectability of the obligations or indebtedness thereunder;

(ii) is entitled to manage and supervise loans to the Borrower in accordance with applicable law and the terms of the Note Issuance Agreement and the other Agreement Documents and without regard to the existence of any rights that any of the Subordinated Creditors may now or in the future have in or to any of the assets of the Borrower;

(iii) has no liability to any of the Subordinated Creditors for, and each of the Subordinated Creditors waives and releases such Senior Creditor from any and all liability with respect to, any claim which each of the Subordinated Creditors may now or in the future have against such Senior Creditor arising out of (A) any and all actions which such Senior Creditor takes or omits to take in connection with the Senior Obligations (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Collateral and other security for the obligations and indebtedness under the Note Issuance Agreement), (B) any and all actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, or (C) any and all actions with respect to the collection of any claim securing all or any part of the obligations and indebtedness under the Note Issuance Agreement from any account debtor, guarantor or any other party with respect to the Note Issuance Agreement or the other Agreement Documents or the collection of the obligations or indebtedness thereunder or the valuation, use, protection or release of the Collateral; and

(iv) shall be entitled to make an election, in any bankruptcy proceeding, of the application of section 1111(b)(2) of the United States Bankruptcy Code, 11 U.S.C. §§ 101-1330 (the “Bankruptcy Code”).

21. Amendments to Subordinated Debt. Without the prior written consent of the Senior Creditors holding at least the Minimum Principal Amount of the Notes then outstanding, no Subordinated Debt Documentation may be amended, restated, supplemented or otherwise modified, or entered into, to the extent such amendment, restatement, supplement or modification would contravene the provisions of this Agreement.

22. Amendment; Waiver. This Agreement may be amended only by a writing executed by each of the parties hereto. No waiver of any provision of this Agreement is effective unless it is in writing and signed by the Subordinated Creditors, the Borrower and the Representative and consented to by the Senior Creditors holding at least the Minimum Principal Amount of the Notes then outstanding.

23. Expenses. The Borrower agrees to pay, upon demand, to the Senior Creditors the amount of any and all reasonable expenses, including the reasonable fees and expenses of its attorneys and paralegals, which the Senior Creditors may incur in connection with the exercise or enforcement of its rights or interests under this Agreement.

24. Addresses for Notices. All notices hereunder shall be in writing (including facsimile or email transmission) and shall be sent to the applicable party at its address shown on the signature page hereto or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile or email transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.

25. No Waiver; Remedies. No failure on the part of any Senior Creditor to exercise, and no delay in exercising, any right under this Agreement operates as a waiver of such right, nor does any single or partial exercise of any right under this Agreement preclude any other or further exercise of such right or the exercise of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

26. Continuing Agreement; Transfer of Notes. This Agreement is a continuing agreement and (a) remains in full force and effect until the Senior Obligations have been paid in full, (b) is binding upon each of the Subordinated Creditors, the Borrower, the Senior Creditors, the Representative and their respective successors, transferees, participants and assigns, and (c) inures to the benefit of and is enforceable by the Senior Creditors and each of the Subordinated Creditors and their successors, transferees, participants and assigns. Without limiting the generality of clause (c) above, any Senior Creditor may, in accordance with the Note Issuance Agreement, assign, participate or otherwise transfer the Senior Obligations in accordance with the Note Issuance Agreement to any other Person, which Person upon such transfer becomes vested with all or a portion of the rights in respect of such Senior Obligations granted to the Senior Creditors in this Agreement or otherwise.

27. Bankruptcy. Each of the Subordinated Creditors agrees that in the event bankruptcy proceedings are instituted by or against the Borrower, the Senior Creditors may consent to the use of cash collateral or provide post-petition financing under section 364 of the Bankruptcy Code, to the Borrower, on such terms and conditions and in such amounts as the Senior Creditors, in their sole discretion, may decide. Each of the Subordinated Creditors waives any rights it may have under applicable law to object to such use of such cash collateral or post-petition financing.

28. GOVERNING LAW; SEVERABILITY. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. If any portion or provision of this Agreement is determined to be invalid or unenforceable, all other provisions of this Agreement remain in full force and effect and this Agreement remains binding between the parties to this Agreement with respect to such remaining provisions.

29. Headings and Captions. Headings and captions used in this Agreement are for convenience only and do not affect the construction of this Agreement.

30. CONSENT TO JURISDICTION; WAIVERS. EACH SUBORDINATED CREDITOR, IN CONNECTION WITH ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR THE COURTS OF THE UNITED STATES LOCATED IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, NEW YORK; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ANY SENIOR CREDITOR FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. EACH SUBORDINATED CREDITOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO THE SUBORDINATED CREDITORS AT THE ADDRESS STATED IN THIS AGREEMENT. EACH OF THE SUBORDINATED CREDITORS WAIVES TRIAL BY JURY, ANY OBJECTION BASED UPON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED UNDER THIS AGREEMENT.

31. Enforceability. The existence of parties who have not executed this Agreement shall not affect the enforceability of this Agreement against the parties who have executed this Agreement.

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Schedule 1

Subordinated Creditors

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Schedule 2

Senior Creditors

1.	Magnetar Constellation Master Fund, Ltd

2.	Magnetar Constellation Fund II, Ltd

3.	Magnetar Structured Credit Fund, LP

4.	Magnetar Xing He Master Fund Ltd

5.	Magnetar SC Fund Ltd

6.	Magnetar Longhorn Fund LP

7.	Purpose Alternative Credit Fund - F LLC

8.	Purpose Alternative Credit Fund - T LLC

9.	Magnetar Lake Credit Fund LLC

Exhibit 1

Subordinated Debt Documentation

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